Principal Funds, Inc.
Supplement dated September 21, 2020
to the Prospectus dated March 1, 2020
(as previously supplemented)
This supplement updates information currently in the Prospectus. Please retain this supplement for future reference.

SUMMARIES FOR THE FUNDS LISTED BELOW
Core Fixed Income
Core Plus Bond
Diversified International
Equity Income
Government & High Quality Bond
Inflation Protection
International Emerging Markets
International I
LargeCap Growth I
LargeCap S&P 500 Index
LargeCap Value III
MidCap
MidCap Growth
MidCap Growth III
MidCap S&P 400 Index
MidCap Value I
Overseas
Principal Capital Appreciation
Principal LifeTime 2010
Principal LifeTime 2015
Principal LifeTime 2020
Principal LifeTime 2025
Principal LifeTime 2030
Principal LifeTime 2035
Principal LifeTime 2040
Principal LifeTime 2045
Principal LifeTime 2050
Principal LifeTime 2055
Principal LifeTime 2060
Principal LifeTime 2065
Principal LifeTime Strategic Income
Real Estate Securities
SAM Balanced
SAM Conservative Balanced
SAM Conservative Growth
SAM Flexible Income
SAM Strategic Growth
Short-Term Income
SmallCap
SmallCap Growth I
SmallCap S&P 600 Index
SmallCap Value II
CONVERSION NOTICE: On September 15, 2020, the Fund’s Board of Directors approved the conversion of Class R-2 shares into Class R-3 shares. Following the close of business on March 1, 2021, Class R-2 shares will automatically convert into Class R-3 shares of the same Fund on the basis of the share classes’ relative net asset values on such date without the imposition of a sales charge or any other charge. The Fund expects these share class conversions will not constitute taxable sales or exchanges to shareholders. At such time, delete references to Class R-2 shares from this prospectus.

SUMMARIES FOR THE FUNDS LISTED BELOW

Principal LifeTime Hybrid 2015
Principal LifeTime Hybrid 2020
Principal LifeTime Hybrid 2025
Principal LifeTime Hybrid 2030
Principal LifeTime Hybrid 2035
Principal LifeTime Hybrid 2040
Principal LifeTime Hybrid 2045
Principal LifeTime Hybrid 2050
Principal LifeTime Hybrid 2055
Principal LifeTime Hybrid 2060
Principal LifeTime Hybrid 2065
Principal LifeTime Hybrid Income

CONVERSION NOTICE: On September 15, 2020, the Fund’s Board of Directors approved the conversion of Classes R-3 and R-5 shares into Class R-6 shares. Effective November 6, 2020, Classes R-3 and R-5 shares of Funds in the Principal LifeTime Hybrid Series will no longer be available for purchase to new investors. Following the close of business on February 25, 2021, Classes R-3 and R-5 shares will automatically convert into Class R-6 shares of the same Fund on the basis of the share classes’ relative net asset values on such date without the imposition of a sales charge or any other charge. The Fund expects these share class conversions will not constitute taxable sales or exchanges to shareholders. At such time, delete references to Classes R-3 and R-5 shares from the prospectuses for Funds in the Principal LifeTime Hybrid Series.

CHOOSING A SHARE CLASS AND THE COSTS OF INVESTING

In the One-Time Fee - Initial Sales Charge section, delete the first paragraph under Initial Sales Charge Reduction - For Purchases of Fund Shares from the Fund or Through Intermediaries Not Listed on Appendix B and replace with the following:

(1)
Rights of Accumulation. The sales charge varies with the size of your purchase. Purchases made by (i) you, your spouse or domestic partner, your children (including children of your spouse or domestic partner) age 25 or under, and/or a trust created by or primarily for the benefit of such persons (together “a Qualified Purchaser”) will be combined along with the value of existing Classes A, C, and J shares of Principal Funds owned by such persons, plus (ii) the value of holdings by you or an immediate family member which includes your spouse, domestic partner, parent, legal guardian, child, sibling, stepchild, and father- or mother-in law of Class A, C, and R Units of the Scholar’s Edge 529 Plan, to determine the applicable sales charge. Class A shares of the Money Market Fund are not included in the calculation unless they were acquired in exchange from other Principal Fund shares. If the total amount being invested in the Principal Funds is near a sales charge breakpoint, you should consider increasing the amount invested to take advantage of a lower sales charge.

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